UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2022

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39907	85-2097088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 15th Street
San Francisco,	California	94103
(Address of principal executive offices)		(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)

Gores Metropoulos II, Inc.
6260 Lookout Road
Boulder, Colorado 80301
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOND	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On January 14, 2022, Sonder Holdings Inc. (formerly named Gores Metropoulos II, Inc.), a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, a total of 38,967,003 (or 69.27%) of the Company’s issued and outstanding shares of common stock held of record as of November 30, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum.

The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.Business Combination Proposal. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 29, 2021 (as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 27, 2021, by and among the parties to the Merger Agreement, and as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Sunshine Merger Sub I, Inc., a Delaware corporation (“First Merger Sub”) and a direct, wholly-owned subsidiary of Second Merger Sub (as defined below), Sunshine Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Second Merger Sub”) and Sonder Operating Inc. (formerly named Sonder Holdings Inc.), a Delaware corporation (“Sonder”), and approve the transactions contemplated thereby, including, among other things, (i) the merger of First Merger Sub with and into Sonder, with Sonder continuing as the surviving corporation (the “First Merger”), and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Sonder with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity (together with the other transactions contemplated by the Merger Agreement, the “Business Combination Proposal”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
36,680,198	2,285,044	1,761	0

2.     Nasdaq Proposal. To consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of (i) Common Stock, which consists of (a) prior to the Business Combination and the effectiveness of the Amended and Restated Certificate of Incorporation of the Company, Class A common stock, par value $0.0001 per share, of the Company, and Class F common stock, par value $0.0001 per share, of the Company (the “Class F Stock”), and (b) from and after the effectiveness of the Amended and Restated Certificate of Incorporation of the Company and the conversion of the Class F Stock in accordance with the Amended and Restated Certificate of Incorporation, the Common Stock, par value $0.0001 per share, of the Post-Combination Company (as defined below) and (ii) Post-Combination Company Special Voting Common Stock, par value $0.0001 per share (the “Post-Combination Company Special Voting Common Stock”), constituting more than 20% of the Company’s issued and outstanding shares of Common Stock or other securities convertible into or exercisable for common stock in connection with the Business Combination (the “Nasdaq Proposal”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
36,680,033	2,284,747	2,223	0

3.     Charter Approval Proposal. To consider and act upon a proposal to adopt the proposed Amended and Restated Certificate of Incorporation of the Company in the form attached as Annex B to the proxy statement/prospectus/consent solicitation statement transmitted to stockholders in connection with the Special Meeting (the “Charter Proposal”). The voting results for this proposal were as follows:

Common Stock (Classes A and F)

For	Against	Abstain	Broker Non-Votes
36,679,865	2,284,847	2,291	0

Class F Stock

For	Against	Abstain	Broker Non-Votes
11,250,000	0	0	0

4.    Governance Proposals. To consider and act upon, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Amended and Restated Certificate of Incorporation in accordance with the United States Securities and Exchange Commission requirements. The voting results for each separate proposal were as follows:

a.     Proposal 4A: Change in Authorized Shares - To consider and vote upon an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of all classes of capital stock from

441,000,000 shares to 690,000,000 shares, by increasing the Company’s authorized preferred stock, par value of $0.0001 per share, from 1,000,000 authorized shares to 250,000,000 authorized shares:

For	Against	Abstain	Broker Non-Votes
31,962,329	7,001,534	3,140	0

b.     Proposal 4B: Classified Board - To consider and vote upon an amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the board of directors of the Company following the Business Combination (the “Post-Combination Company”) into three classes of directors, as nearly equal as reasonably possible, with each class being elected to a staggered three-year term.

For	Against	Abstain	Broker Non-Votes
30,136,173	8,824,301	6,529	0

c.     Proposal 4C: Application of the Doctrine of Corporate Opportunity - To consider and vote upon an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove provisions in the Amended and Restated Certificate of Incorporation of the Company, dated January 19, 2021 (the “Current Company Certificate”) providing that the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Company or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of the Current Company Certificate or in the future and that the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Company unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue:

For	Against	Abstain	Broker Non-Votes
36,675,168	2,285,130	6,705	0

d.     Proposal 4D: Required Stockholder Vote to Amend the Certificate of Incorporation of the Company - To consider and vote upon an amendment to the Company’s Amended and Restated Certificate of Incorporation to require the approval by at least two-thirds (2/3) of the voting power of all the then outstanding shares of the Common Stock and the Post-Combination Company Special Voting Common Stock, par value $0.0001 per share (together with the Common Stock, the “Post-Combination Company Stock”), voting together as a single class, to amend certain provisions of the Amended and Restated Certificate of Incorporation relating to rights, powers, preferences, privileges, restrictions and other matters relating to the Post-Combination Company Stock, preferred stock, the board of directors, limitations on the liability of directors, bylaws, special meetings, enforceability and amendments:

For	Against	Abstain	Broker Non-Votes
30,165,272	8,798,571	3,160	0

5.    The Management Equity Incentive Plan Proposal - To consider and vote upon a proposal to approve the Company’s 2021 Management Equity Incentive Plan (the “Management Equity Incentive Plan”), including the authorization of the initial share reserve under the Management Equity Incentive Plan (the “Management Equity Incentive Plan Proposal”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
34,734,895	4,174,785	36,253	0

6.    The Incentive Plan Proposal - To consider and vote upon a proposal to approve the Company’s 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
30,935,144	7,997,458	34,401	0

7.    The ESPP Proposal - To consider and vote upon a proposal to approve the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP (the “ESPP Proposal”). The voting results for this proposal were as follows

For	Against	Abstain	Broker Non-Votes
31,767,892	7,171,411	27,700	0

8.    The Director Election Proposal - To consider and vote upon a proposal to elect four directors to serve on the Company’s Board until the earlier of the consummation of the Business Combination and the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified (the “Director Election Proposal”). The voting results for this proposal were as follows:

Nominee	For	Abstain	Broker Non-Votes
Dean Metropoulos	11,250,000	0	0
Randall Bort	11,250,000	0	0
Michael Cramer	11,250,000	0	0
Joseph Gatto	11,250,000	0	0

9.    The Adjournment Proposal - To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the Charter Proposal, the Management Equity Incentive Plan Proposal, the Incentive Plan Proposal, the ESPP Proposal or the Director Election Proposal but no other proposal if the Business Combination Proposal, the Nasdaq Proposal, the Charter Proposal, the Management Equity Incentive Plan Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Director Election Proposal are approved. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
36,173,322	2,785,122	8,559	0

Item 8.01 Other Events.

On January 18, 2022, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 18, 2022.
104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SONDER HOLDINGS INC.
Date: January 21, 2022	By: /s/ Philip Rothenberg
Philip Rothenberg
General Counsel and Secretary